UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2008

Airtrax, Inc.
(Exact name of registrant as specified in its charter)

New Jersey	0-25791	22-3506376
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Freeway Drive Unit One, Blackwood, NJ 08012
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (856) 232-3000

Copies to:
Richard A. Friedman, Esq.
James M. Turner, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 1.01 Entry into a Material Definitive Agreement.

On May 16, 2008, we entered into a Subscription Agreement (the "Purchase Agreement") with certain accredited and/or qualified institutional investors pursuant to which we sold an aggregate of $99,995.28 principal amount secured convertible debentures (the "Debentures") convertible into shares of our common stock, no par value (the "Common Stock") at a conversion price equal to $0.05 (the "Conversion Price"), for an aggregate purchase price of $99,995.28.

The Debentures mature on November 16, 2008 and accrue interest at an annual rate of 8%, with interest payable monthly starting June 30, 2008. We may in our discretion prepay the Debentures prior to maturity. The investors have been previously granted a security interest in our assets pursuant to a security agreement and subsidiary guaranty entered into on or about February 20, 2007 (the “2007 Security Documents”).  Pursuant to the Purchase Agreement, we acknowledged that the Debentures shall be included in the definition of “Obligations” under the 2007 Security Documents.

The Conversion Price of the Debentures is subject to adjustment in certain events, including, without limitation, upon our consolidation, merger or sale of all of substantially all of our assets, a reclassification of our Common Stock, or any stock splits, combinations or dividends with respect to our Common Stock.

In connection with the Purchase Agreement, we entered into a Waiver Consent and Amendment Agreement with investors from our February 2007 private placement pursuant to which they waived their right of participation and the consented to our entering into the Purchase Agreement.

We claim an exemption from the registration requirements of the Act for the private placement of these securities pursuant to Section 4(2) of the Act and/or Regulation D promulgated thereunder since, among other things, the transaction did not involve a public offering, the Investors were accredited investors and/or qualified institutional buyers, the Investors had access to information about us and their investment, the Investors took the securities for investment and not resale, and we took appropriate measures to restrict the transfer of the securities.

Item 2.03 Creation of a Direct Financial Obligation.

See Item 1.01 above.

Item 3.02 Unregistered Sales of Equity Securities.

See Item 1.01 above.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

Exhibit Number	Description
4.1	Form of secured convertible note
10.1	Form of Subscription Agreement
10.2	Form of Waiver Consent and Amendment Agreement
10.3	Form of Funds Escrow Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Airtrax, Inc.

May 20, 2008	By:	/s/ WILLIAM F. HUNGERVILLE
William F. Hungerville
Chief Executive Officer

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